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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                                  July 30, 2002
                Date of Report (Date of earliest event reported)


                            CITIZENS HOLDING COMPANY
           (Exact name of the registrant as specified in its charter)


 MISSISSIPPI                      001-15375                        64-0666512
(State or other           (Commission File Number)               (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


    521 Main Street, Philadelphia, Mississippi                       39350
     (Address of principal executive office)                       (Zip Code)


                                 (601) 656-4692
              (Registrant's telephone number, including area code)

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Item 7.  Financial Statement and Exhibits.

             (a)  Exhibits

                  Exhibit 99.1  Press Release dated July 30, 2002

Item 9.  Regulation FD Disclosure.

On July 30, 2002, Citizens Holding Company (the "Company") issued a press release that announced the earnings for the Company for the second quarter and year to date for 2002. The press release announcing this acquisition is attached as Exhibit 99.1.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CITIZENS HOLDING COMPANY

                                             /s/ Robert T. Smith
                                       BY:_________________________
                                             Robert T. Smith
                                             Treasurer (Chief Financial Officer)


DATE:  July 30, 2002


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                                  EXHIBIT INDEX

Exhibit
Number                              Description
------                              -----------

99.1                                Press Release dated July 30, 2002